AFBA 5Star Fund, Inc.

                            AFBA 5Star Small Cap Fund

                                 Advisory Series
                            Class A, B, and C Shares

Supplement dated June 22, 2006 to the Prospectus dated July 31, 2005.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On May 25, 2006, the Board of Directors of AFBA 5Star Fund, Inc. unanimously decided to close the Class A, Class B and Class C of the AFBA 5Star Small Cap Fund to new investors when the Fund's net assets reach $250 million. Class A, Class B and Class C of the AFBA 5Star Small Cap Fund will remain open for new purchases from existing account owners and for new accounts from all existing and prospective 401(k) plans.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE